Exhibit 10.17
AMENDMENT TO
THE WILLIAMS COMPANIES, INC. 2007 EMPLOYEE STOCK PURCHASE
PLAN
     WHEREAS, The Williams Companies, Inc. (the “Company”) maintains The Williams Companies, Inc. 2007 Employee Stock Purchase Plan, effective as of May 17, 2007, as subsequently amended (the “Plan”); and
     WHEREAS, in accordance with the terms of the Plan the Compensation Committee may designate the Designated Subsidiaries that may participate in the Plan; and make certain other Plan amendments
     WHEREAS, at its January _21st___, 2009 meeting, consistent with the changes below, the Compensation Committee adopted the following changes to the Plan;
     NOW THEREFORE, the Plan is hereby amended as follows effective as provided herein:
I.
     Effective January 1, 2009, Appendix A of the Plan is amended in its entirety to provide as follows:
“APPENDIX A-DESIGNATED SUBSIDIARIES
The Williams Companies, Inc.
Cardinal Operating Company (known as Cardinal Operating Company, LLC effective December 31, 2008)
Gas Supply, L.L.C.
Williams Express, Inc.
Williams Alaska Petroleum, Inc.
Williams Natural Gas Liquids, Inc.
Marsh Resources, Inc. (known as Marsh Resources, LLC effective December 31, 2008)
Northwest Pipeline Services LLC
Pine Needle Operating Company (known as Pine Needle Operating Company, LLC effective December 31, 2008)
TouchStar Technologies L.L.C.
Transcontinental Gas Pipe Line Corporation (known as Transcontinental Gas Pipe Line Company, LLC effective December 31, 2008)
Transco Energy Company (known as Transco Energy Company, LLC effective December 30, 2008)
Transco Services LLC
WFS – Liquids Company
WFS – Pipeline Company

Williams Gulf Coast Gathering Company, LLC
Williams Field Services Company, LLC
Williams Production Company, LLC
Williams Energy Services, LLC
Williams Field Services Group, LLC
Williams One-Call Services, Inc.
Williams Headquarters Building Company
Williams Relocation Management, Inc.
Williams Acquisition Holding Company, Inc.
Williams Wireless, Inc.
Williams Information Technology, Inc.
Williams Petroleum Services, LLC
FT&T, Inc.
Williams Power Company, Inc.
Williams International Company
Williams Refining & Marketing LLC
Williams Midstream Natural Gas Liquids, Inc.
Williams Exploration Company
Williams Gas Pipeline Company, LLC
MAPCO Inc.
Williams WPC-I, Inc.
Williams WPC-II, Inc.”
III.
     Except as modified herein, the Plan shall remain in full force and effect.